                            CASH MANAGEMENT AGREEMENT

     CASH MANAGEMENT AGREEMENT (this "Agreement") dated as of February 19, 2003 among Shelbourne Properties I L.P., a Delaware limited partnership ("Shelbourne I"), Shelbourne Properties II L.P., a Delaware limited partnership ("Shelbourne II"), Shelbourne Properties III L.P., a Delaware limited partnership ("Shelbourne III") (Shelbourne I, Shelbourne II, and Shelbourne III being referred to herein, singly and collectively, and jointly and severally, as the "Shelbourne OP" or "Shelbourne OP's"), FLEET NATIONAL BANK, as agent for itself and the Lenders (as defined herein) (the "Agent"), and the various subsidiaries of the Shelbourne OP's listed on Exhibit A annexed hereto (the "Other Parties") (the Borrower and the Other Parties, singularly and collectively, the "Account Parties")

                                R E C I T A L S:

     A. Fleet National Bank and the other lending institutions which have become, or may become, parties to the Loan Agreement (collectively, the "Lenders") have made a loan ("Loan") to Century Park I Joint Venture, Seattle Landmark Joint Venture, Tri-Columbus Associates, Shelbourne Matthews Company LLC, Shelbourne Richmond Company LLC, and Shelbourne Las Vegas Company LLC (being referred to herein, singly and collectively, and jointly and severally, as the "Borrower" or "Borrowers") in the aggregate principal amount of $55,000,000.00, which Loan is established pursuant to a certain Loan Agreement (the "Loan Agreement") of even date by and among the Agent, the Lenders, the Shelbourne OP, and the Borrower. Capitalized terms used herein and not otherwise defined herein, but defined in the Loan Agreement, shall have the meaning set forth in the Loan Agreement.

     B. The Other Parties are either owners of the Collateral Properties or Non-Collateral Individual Properties.

     C. As a condition to making the Loan, the Agent and the Lenders have required that certain off the Account Parties establish a separate non-interest bearing account (the "Depository Accounts") at the Agent into which all Distributions, revenues and other payments received by such Account Party are to be deposited. In addition, certain of the Account Parties have established operating accounts (the "Operating Accounts") and may establish so called "Galaxy" accounts (the "Galaxy Accounts") at the Agent into which various funds in the Depository Accounts may from time to time be transferred. Certain of the Depository Accounts, Operating Accounts and Galaxy Accounts have been pledged to the Agent, on behalf of the Lenders in accordance with the Pledge and Security Agreement. This agreement shall govern the use and disbursement of any funds in the Depository Accounts, the Operating Accounts and the Galaxy Accounts.

     NOW, THEREFORE, in consideration of the covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                DEFINITIONS

     As used herein, the following terms shall have the following definitions:

     "Accounts" shall mean, collectively, any and all Depository Accounts, Operating Accounts and Galaxy Accounts in the name of each Account Party, including, without limitation, the Depository Accounts, Operating Accounts, and Galaxy Accounts listed on Exhibit B, annexed hereto, and the Mandatory Principal Payment Account, T/I CAPEX Fund Account, and the Cash Sweep Cash Collateral Account.

     "Agreement" shall mean this Cash Management Agreement, as amended, supplemented or otherwise modified from time to time.

     "Annual Budget" as defined in Section 3.5.

     "Approved Budget" as defined in Section 3.5.

     "Cash Sweep Cash Collateral Account" as defined in Section 2.1.

     "Cash Sweep Period" shall mean any period of time that the Borrower is not in compliance with the Cash Sweep Account Test, as set forth in the Loan Agreement.

     "Extraordinary Expenses" means any extraordinary operating expense or capital expense not set forth in the Approved Budget, which has been approved in writing by Agent, such approval to not be unreasonably withheld.

     "Funds" shall mean any funds deposited in an Account.

     "Mandatory Principal Payment Account" as defined in Section 2.1.

     "Operating Expenses" means, for any period, the operating and capital expenses for all Account Party as set forth in an Approved Budget to the extent such expenses are actually paid or incurred by Borrower or any Other Party and excluding expenses for which Borrower shall be reimbursed from, or which shall paid for out of funds in the T/I CAPEX Fund Account.

     "T/I CAPEX Fund Account" as defined in Section 2.1.

2.                                THE ACCOUNTS

     2.1 Establishment of Accounts. The Account Parties acknowledge that Agent has established at the Agent the following Accounts:

         (1) The Depository Accounts listed on Exhibit B, annexed hereto, in the respective name of the Borrower and the Other Parties, Fleet National Bank as agent, as reflected therein;

         (2) The Operating Accounts listed on Exhibit B, annexed hereto, in the name of the Borrower and the Other Parties, as reflected therein;

         (3) The accounts into which shall be deposited the sums required to be deposited in accordance with the Loan Agreement into the T/I CAPEX Fund Account (the "T/I CAPEX Fund Account"), in the name of each Shelbourne OP, Fleet National Bank as agent, being accounts no. 9460497821 (Shelbourne I), no. 9460497856 (Shelbourne II), and no. 9460497872 (Shelbourne III);

         (4) An account into which shall be deposited the sums required to be deposited for payment of all Mandatory Principal Prepayments under the Loan Agreement (the "Mandatory Principal Payment Account"), in the name of the Shelbourne OP, Fleet National Bank as agent, being account no. 9460497899; and

         (5) Account into which shall be deposited certain sums from the Funds in the Depository Accounts to be held as collateral for the Obligations (the "Cash Sweep Cash Collateral Account"), in the name of each Shelbourne OP, Fleet National Bank as agent, being account no. 9460497848 (Shelbourne
     I), no. 9460497864 (Shelbourne II), and no. 9460497880 (Shelbourne III).

The Accounts may, at Agent's discretion, be book entry subaccounts in one or more commingled accounts maintained by Agent, or may be individual accounts set up by Agent. Agent may change the financial institution holding the Accounts from time to time upon written notice to Borrower.

     2.2 Deposits into Depository Accounts.

         (1) The Account Parties represent, warrant and covenant that each of the Account Parties shall comply with the terms and provisions of the Loan Agreement and the applicable Consents relating to (i) directly depositing, or causing third parties to directly deposit, Distributions, revenues and other payments into the applicable Depository Account, (ii) establishing satisfactory procedures with respect thereto, and (iii) maintaining in place such procedures and the Payment Direction Letters. Without limiting the generality of the foregoing, (i) at all times, Shelbourne I Seattle Landmark Company LLC, and Shelbourne I Century Park Company LLC shall directly deposit, or cause third parties to directly deposit, Distributions, revenues and other payments due to such Persons into the Depository Account in the name of Shelbourne I, (ii) at all times, Shelbourne Matthews Company LLC, Shelbourne Richmond Company LLC, Shelbourne II Seattle Landmark Company LLC, Shelbourne II Century Park Company LLC, and Shelbourne II Tri-Columbus Company LLC shall directly deposit, or cause third parties to directly deposit, Distributions, revenues and other payments due to such Persons into the Depository Account in the name of Shelbourne II and (ii) at all times, Shelbourne Las Vegas Company LLC, and Shelbourne III Tri-Columbus Company LLC shall directly deposit, or cause third parties to directly deposit, Distributions, revenues and other payments due to such Persons into the Depository Account in the name of Shelbourne III.

         (2) If, notwithstanding the provisions of Section 2.2(a), any Account Party receives any Distributions, revenues or any other payments, then (i) such amounts shall be held in trust for the benefit of Agent, (ii) such amounts shall not be commingled with any other funds or property of such Account Party, and (iii) such Account Party shall deposit such amounts in the applicable Depository Account within three (3) Business Days of receipt.

         (3) There shall be no other accounts maintained by any Account Party into which Distributions, revenues, or other payments received by such Account Party are deposited. So long as the Loan shall be outstanding, no Account Party shall (i) open any other such account for the deposit of Distributions, revenues, or other payments or (ii) open any other account at the Agent without prior notice to the Agent.

     2.3 Dominion and Control. The Accounts shall each be in the name of the Shelbourne OP or an Other Party as provided above; provided, however, the Account Parties acknowledge and agree that the Depository Accounts, the T/I CAPEX Fund Account, the Mandatory Principal Payment Account, and the Cash Sweep Cash Collateral Account are subject to the sole dominion, control and discretion of Agent, its authorized agents or designees, subject to the terms hereof and the other Loan Documents. Neither Borrower nor any Other Party shall have the right of withdrawal with respect to any Depository Account, the T/I Fund Account, the Mandatory Principal Prepayment Account, and the Cash Sweep Cash Collateral Account. Except for the Depository Accounts, the applicable Account Party shall have the rights generally afforded to account holders at the Agent with respect to the investment of any Funds in the Accounts.

     2.4 Interest on Accounts. Any interest earned on the Accounts shall be for the account of the applicable Account Party, except that the Account Parties acknowledge that the Depository Accounts are not interest bearing accounts. The applicable Account Party shall be responsible for payment of any federal, state or local income or other tax applicable to any interest earned by such Account Party on such Accounts. Any interest earned by any Account Party on the Accounts shall be reported under the federal tax identification number of the applicable Account Party as previously provided to the Agent.

3.                           APPLICATION OF DEPOSITS

     3.1 Application of Deposits.

         (1) Agent shall be authorized and required to allocate and/or disburse Funds on deposit in the Depository Account of each Shelbourne OP as follows:

               (1) Except during any Cash Sweep Period, any Funds in the Depository Account of any Shelbourne OP shall be transferred periodically as determined by Agent (the Agent shall use its best efforts to have such Funds so transferred within one (1) Business Day of the receipt thereof) to the Operating Account of such Shelbourne OP, to be applied by such Shelbourne OP only for the payment of, in order of priority (a) the monthly interest payments due on the Loan to the extent not paid by the Borrower, (b) any required Mandatory Principal Prepayments due on the Loan, (c) any costs or expenses related to the operation and management of the Shelbourne OP, the Shelbourne Subsidiaries, or the Individual Properties, and then (d) for the payment of any Permitted Distribution. The Shelbourne OP may at its discretion transfer funds to, or retain any of such Funds in, the Shelbourne OP's Galaxy Account. The Shelbourne OP may also, at its discretion, retain funds from any Other Party in the Shelbourne OP's Galaxy Account and, at its discretion, transfer any such funds to the Operating Account of any Other Party.

               (2) During any Cash Sweep Period:

                    (1) First, to the payment on the first Business Day of each month of the monthly interest payment due on the Loan;

                    (2) Second, if a Mandatory Principal Payment is due, to the Mandatory Principal Payment Account, to pay on the due date thereof the subject Mandatory Principal Payment;

                    (3) Third, certain of the other Funds in the Depository Account of each Shelbourne OP shall be transferred periodically as determined by Agent (the Agent shall use its best efforts to have such Funds so transferred within one
                    (1) Business Day of the receipt thereof) to the Operating Account of such Shelbourne OP, to be applied by the Shelbourne OP only for the payment of (x) Operating Expenses in accordance with the Approved Budget or (y) Extraordinary Expenses (the Shelbourne OP may at its discretion transfer funds to, or retain any of such Funds in, the Shelbourne OP's Galaxy Account).; and

                    (4) Fourth, the balance of the Funds in the Depository Account of each Shelbourne OP shall be transferred periodically as determined by the Agent to the Cash Sweep Cash Collateral Account with respect to such Shelbourne OP to be held as collateral for the Obligations in accordance with the applicable Pledge and Security Agreement.

                    In the event that prior to the occurrence of an Event of Default, Shelbourne OP is subsequently in compliance with the Cash Sweep Account Test, the provisions of Section 3.1(a)(i) shall be deemed to be in effect and any Funds in the Cash Sweep Cash Collateral Account shall be transferred to the Operating Account of respective Shelbourne OP.

         (2) Agent shall be authorized and required to allocate and/or disburse Funds on deposit in the Depository Account of any Other Party in the following order of priority:

               (1) Except during any Cash Sweep Period, any Funds in the Depository Account of any such Other Party shall be transferred periodically as determined by the Agent (the Agent shall use its best efforts to have such Funds so transferred within one (1) Business Day of the receipt thereof) to the Operating Account of such Other Party (any such Other Party may at its discretion transfer funds to, or retain any of such Funds in, such Party's Galaxy Account or the Shelbourne OP's Galaxy Account), to be applied by such Other Party only for, in order of priority
     (a) the monthly interest payments due on the Loan, (b) any required Mandatory Principal Prepayments due on the Loan, (c) the payment of any costs or expenses related to the operation and management of such Other Party or the Individual Properties owned by such Other Party, or (d) the payment of Distributions by such Other Party to the applicable Shelbourne OP.

               (2) During any Cash Sweep Period, all of the Funds in the Depository Account of any such Other Party shall be transferred periodically as determined by Agent (the Agent shall use its best efforts to have such Funds so transferred within one (1) Business Day of the receipt thereof) to the Depository Account of the applicable Shelbourne OP (such Funds so transferred to be deemed a Distribution from the said Other Party to said Shelbourne OP) as set forth in Exhibit C, annexed hereto. In the event that prior to the occurrence of an Event of Default, Shelbourne OP is subsequently in compliance with the Cash Sweep Account Test, the provisions of Section 3.1(b)(i) shall be deemed to be in effect.

               (3) With respect to any Other Party who is not a Borrower or Guarantor, after the occurrence and during the continuance of an Event of Default, Agent shall transfer, and shall be authorized to transfer, periodically as determined by the Agent (the Agent shall use its best efforts to have such Funds so transferred within one (1) Business Day of the receipt thereof) any Funds in the Depository Account, Operating Account, Galaxy Account or any other Account of any such Other Party to the Depository Account of the applicable Shelbourne OP (such Funds so transferred to be deemed a Distribution from the said Other Party to said Shelbourne OP) as set forth in Exhibit C, annexed hereto.

     3.2 After the occurrence of an Event of Default, as provided for in the Pledge and Security Agreement, the Agent shall have the right to apply any Funds from the Accounts of Shelbourne OP and any Other Party who has pledged such Accounts to the Agent, on behalf of the Lenders, toward the repayment of the Obligations.

     3.3 Nothing in this Article III shall limit, reduce or otherwise affect the Borrower's obligation to make payments of interest or Mandatory Principal Payments, as provided for in the Loan Agreement, whether or not there are sufficient Funds in the Depository Account of the

Borrower to make such payments. Agent shall have the right to withdraw amounts from any Account to pay any required interest payment on the date such payments are due and payable.

     3.4 The Account Parties hereby covenant and agree that during any Cash Sweep Period, amounts withdrawn for payment of Operating Expenses or Extraordinary Expenses shall be used only for payment of Operating Expenses set forth in an Approved Budget or for the payment of Extraordinary Expenses.

     3.5 For the calendar year or portion thereof during a Cash Flow Sweep Period, Shelbourne OP shall submit to Agent for Agent's written approval an annual budget (an "Annual Budget") not later than (i) five (5) days after the commencement of a Cash Sweep Period and (ii) during the continuance of such Cash Flow Sweep Period, sixty (60) days prior to the commencement of each calendar year thereafter, in form satisfactory to Agent setting forth in reasonable detail budgeted monthly operating income and monthly operating capital and other expenses for all Account Parties. Each Annual Budget must be satisfactory to Agent in its reasonable discretion and each such Annual Budget approved by Agent in accordance with the terms hereof shall hereinafter be referred to as an "Approved Budget." Until such time as Agent approves a proposed Annual Budget, the most recently Approved Budget shall apply. Agent shall use its best efforts to advise the Shelbourne OP within ten (10) Business Days whether the submitted Annual Budget is approved, and if not approved, the reasons therefor.

4.                                WITHDRAWALS

     4.1 Withdrawals From T/I Fund Account and Mandatory Principal Prepayment Account.

         (1) Withdrawals from the T/I CAPEX Fund Account shall be in accordance with the terms and conditions of the Loan Agreement.

         (2) Agent shall have the right to withdraw amounts from the Mandatory Principal Payment Account to pay any required Mandatory Principal Payments on the date such payments are due and payable.

5.                         RIGHTS AND DUTIES OF AGENT

     5.1 Reasonable Care. Beyond the exercise of reasonable care in the custody thereof or as otherwise expressly provided herein, Agent shall not have any duty as to any Funds in its possession or control as agent therefor or bailee thereof or any income thereon or the preservation of rights against any person or otherwise with respect thereto. Agent shall not be liable or responsible for any loss or damage to any of the Funds, or for any diminution in value thereof, by reason of the act or omission of Agent, its Affiliates, agents, employees or bailees, except to the extent that such loss or damage results from Agent's gross negligence or willful misconduct.

     5.2 Indemnity. The Account Parties shall indemnify and hold each of Agent and the Lenders, their respective employees and officers harmless from and against any loss, cost or damage (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Agent or the Lenders in connection with the transactions contemplated hereby, except to the extent that such loss or damage results from Agent's or any Lender's gross negligence or willful misconduct.

6.                               MISCELLANEOUS

     6.1 Transfers and Liens. Except as otherwise permitted by the Loan Agreement, each Account Party agrees that it will not (i) sell or otherwise dispose of any of the Funds or (ii) create or permit to exist any lien upon or with respect to all or any of the Funds, except for the lien granted to Agent under this Agreement.

     6.2 Agent's Right to Perform Obligations; No Liability of Agent. If any Account Party fails to perform any of the covenants or obligations contained herein, and such failure shall continue for a period of five (5) Business Days after such Account Party's receipt of written notice thereof from Agent, Agent may itself perform, or cause performance of, such covenants or obligations, and the reasonable expenses of Agent incurred in connection therewith shall be payable by such Account Party to Agent.

     6.3 No Waiver. The rights and remedies provided in this Agreement and the other Loan Documents are cumulative and may be exercised independently or concurrently, and are not exclusive of any other right or remedy provided at law or in equity. No failure to exercise or delay by Agent in exercising any right or remedy hereunder or under the Loan Documents shall impair or prohibit the exercise of any such rights or remedies in the future or be deemed to constitute a waiver or limitation of any such right or remedy or acquiescence therein. Every right and remedy granted to Agent hereunder or by law may be exercised by such party at any time and from time to time, and as often as such party may deem it expedient. Any and all of Agent's rights with respect to the lien and security interest granted hereunder shall continue unimpaired, and each Account Party shall be and remain obligated in accordance with the terms hereof, notwithstanding (a) any proceeding under the Federal Bankruptcy Code or any bankruptcy, insolvency or reorganization laws or statutes of any state, (b) the release or substitution of Collateral at any time, or of any rights or interests therein or (c) any delay, extension of time, renewal, compromise or other indulgence granted by such party in the event of any default, with respect to the Collateral or otherwise hereunder. No delay or extension of time by such party in exercising any power of sale, option or other right or remedy hereunder, and no notice or demand which may be given to or made upon any Account Party by such party, shall constitute a waiver thereof, or limit, impair or prejudice such party's right, without notice or demand, to take any action against any Account Party or to exercise any other power of sale, option or any other right or remedy.

     6.4 Expenses. Each Account Party shall pay to Agent and/or such party's counsel on demand, from time to time, all costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, and transfer, recording and filing fees, taxes and other charges) of, or incidental to, the preparation and negotiation of this Agreement, or in any way relating to the enforcement, protection or preservation of the rights or remedies of such party under this Agreement or the other Loan Documents. Standard and customary fees and charges associated with the Accounts shall be included on a consolidated account analysis statement which Agent shall submit to Shelbourne OP. This statement shall set forth the fees and charges payable with respect to the Accounts, including, but not limited to reasonable fees and reasonable expenses incurred in connection with this Agreement. Agent shall be entitled to charge the Accounts for such fees and expenses as indicated by the analysis statement.

     6.5 Entire Agreement. This Agreement constitutes the entire and final agreement between the parties with respect to the subject matter hereof and may not be changed, terminated or otherwise varied, except by a writing duly executed by the parties.

     6.6 No Waiver. No waiver of any term or condition of this Agreement, whether by delay, omission or otherwise, shall be effective unless in writing and signed by the party sought to be charged, and then such waiver shall be effective only in the specific instance and for the purpose for which given.

     6.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

     6.8 Notices. Any notice or other communication in connection with this Agreement shall be in writing, and (i) deposited in the United States Mail, postage prepaid, by registered or certified mail, or (ii) hand delivered by any commercially recognized courier service or overnight delivery service such as Federal Express, or (iii) sent by facsimile transmission if a FAX Number is designated below addressed:

If to Agent:
                    Fleet National Bank, N.A.
                    100 Federal Street
                    Boston, Massachusetts 02110
                    Scott C. Dow, Director
                           FAX Number: (617) 434-0645

                    And


                    Attention: Commercial Real Estate Loan
                               Administration Manager,

with copies by regular mail or such hand delivery or facsimile transmission to:

                    Riemer & Braunstein LLP
                    Three Center Plaza
                    Boston, Massachusetts 02108
                    Attention: Steven J. Weinstein, Esquire
                    FAX Number: (617) 880-3456

If to Shelbourne OP or any Account Party:

                    [Such Person]
                    7 Bulfinch Place, Suite 500
                    Boston, Massachusetts 02114
                    Attention: Lara Sweeney Johnson, Senior Vice President FAX Number: (617) 570-4710

with copies by regular mail or such hand delivery or facsimile transmission to:

                    Post & Heymann, LLP
                    100 Jericho Quadrangle, Suite 214
                    Jericho, New York 11753
                    Attention: David J. Heymann, Esquire
                    FAX Number:       (516) 433-2777

     Any such addressee may change its address for such notices to such other address in the United States as such addressee shall have specified by written notice given as set forth above. All periods of notice shall be measured from the deemed date of delivery.

     A notice shall be deemed to have been given, delivered and received for the purposes of this Agreement upon the earliest of: (i) if sent by such certified or registered mail, on the third Business Day following the date of postmark, or
(ii) if hand delivered at the specified address by such courier or overnight delivery service, when so delivered or tendered for delivery during customary business hours on a Business Day, or (iii) if so mailed, on the date of actual receipt as evidenced by the return receipt, or (iv) if so delivered, upon actual receipt, or (v) if facsimile transmission is a permitted means of giving notice, upon receipt as evidenced by confirmation.

     6.9 Captions. All captions in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

     6.10 Governing Law. This Agreement shall be governed by and construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts.

     6.11 Counterparts. This Agreement may be executed in any number of counterparts.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


SHELBOURNE OP:                SHELBOURNE PROPERTIES I L.P.,
                              a Delaware limited partnership

                              By: Shelbourne Properties I GP, LLC,
                                  its General Partner


                                  By:
                                     ---------------------------------------
                                     Name
                                     Title


                              SHELBOURNE PROPERTIES II L.P.,
                              a Delaware limited partnership

                              By: Shelbourne Properties II GP, LLC,
                                  its General Partner


                                  By:
                                     ---------------------------------------
                                     Name
                                     Title

                              SHELBOURNE PROPERTIES III L.P.,
                              a Delaware limited partnership

                              By: Shelbourne Properties III GP, Inc.,
                                  its General Partner


                                  By:
                                     ---------------------------------------
                                     Name
                                     Title


AGENT:                               FLEET NATIONAL BANK, a national
                                     banking association


                                     By:
                                        -------------------------------------
                                        Scott C. Dow
                                        Duly Authorized

OTHER PARTIES:

BORROWER:                 SHELBOURNE RICHMOND COMPANY LLC

                          By:  Shelbourne Properties II L.P., member manager

                               By:  Shelbourne Properties II GP, LLC,
                                    General Partner

                                    By:
                                       -------------------------------------



BORROWER:                 SHELBOURNE MATTHEWS COMPANY LLC

                          By:  Shelbourne Properties II L.P., member manager

                               By:  Shelbourne Properties II GP, LLC,
                                    General Partner

                                    By:
                                       -------------------------------------


BORROWER:                 SHELBOURNE LAS VEGAS COMPANY LLC

                          By:  Shelbourne Properties III L.P., member manager

                               By:  Shelbourne Properties III GP, Inc.,
                                    General Partner

                                    By:
                                       -------------------------------------



BORROWER:                 CENTURY PARK I JOINT VENTURE

                          By:  Shelbourne I Century Park Company LLC

                               By:  Shelbourne Properties I L.P, member manager

                                    By:  Shelbourne Properties I GP, LLC,
                                         General Partner

                                         By:
                                            ----------------------------------


                               By:  Shelbourne II Century Park Company LLC

                               By:  Shelbourne Properties II L.P, member manager

                                    By:  Shelbourne Properties II GP, LLC,
                                         General Partner

                                         By:
                                            ----------------------------------

BORROWER:            TRI-COLUMBUS ASSOCIATES

                     By:  Shelbourne II Tri-Columbus Company LLC

                          By:  Shelbourne Properties II L.P, member manager

                               By:  Shelbourne Properties II GP, LLC,
                                    General Partner

                                    By:
                                       ------------------------------------

                          By:  Shelbourne III Tri-Columbus Company LLC

                          By:  Shelbourne Properties III L.P, member manager

                               By:  Shelbourne Properties III GP, Inc.,
                                    General Partner

                                    By:
                                       ------------------------------------



BORROWER:            SEATTLE LANDMARK JOINT VENTURE

                     By:  Shelbourne I Seattle Landmark Company LLC

                          By:  Shelbourne Properties I L.P, member manager

                               By:  Shelbourne Properties I GP, LLC,
                                    General Partner

                                    By:
                                       ------------------------------------


                               By:  Shelbourne II Seattle Landmark Company LLC

                               By:  Shelbourne Properties II L.P, member manager

                                    By:  Shelbourne Properties II GP, LLC,
                                         General Partner

                                    By:
                                       ------------------------------------

                       568 BROADWAY JOINT VENTURE

                       By:  Shelbourne I Broadway Company LLC

                            By:  Shelbourne Properties I L.P, member manager

                                 By:  Shelbourne Properties I GP, LLC,
                                      General Partner

                                      By:
                                         ------------------------------------

                            By:  Shelbourne II Broadway Company LLC

                            By:  Shelbourne Properties II L.P, member manager

                                 By:  Shelbourne Properties II GP, LLC,
                                      General Partner

                                      By:
                                         ------------------------------------


                            By:  Shelbourne III Broadway Company LLC

                            By:  Shelbourne Properties III L.P, member manager

                                 By:  Shelbourne Properties I GP, Inc.
                                      General Partner

                                      By:
                                         ------------------------------------


                                 SHELBOURNE I CENTURY PARK COMPANY LLC

                            By:  Shelbourne Properties I L.P, member manager

                                 By:  Shelbourne Properties I GP, LLC,
                                      General Partner

                                      By:
                                         ------------------------------------


                                 SHELBOURNE II CENTURY PARK COMPANY LLC

                            By:  Shelbourne Properties II L.P, member manager

                                 By:  Shelbourne Properties II GP, LLC,
                                      General Partner

                                      By:
                                         ------------------------------------

                          SHELBOURNE I SEATTLE LANDMARK COMPANY LLC

                          By:  Shelbourne Properties I L.P, member manager

                               By:  Shelbourne Properties I GP, LLC,
                                    General Partner

                                    By:
                                       -----------------------------------------

                          SHELBOURNE II SEATTLE LANDMARK COMPANY LLC

                          By:  Shelbourne Properties II L.P, member manager

                               By:  Shelbourne Properties II GP, LLC,
                                    General Partner

                                    By:
                                       -----------------------------------------

                          SHELBOURNE II TRI-COLUMBUS COMPANY LLC

                          By:  Shelbourne Properties II L.P, member manager

                               By:  Shelbourne Properties I GP, LLC,
                                    General Partner

                                    By:
                                       -----------------------------------------

                          SHELBOURNE III TRI-COLUMBUS COMPANY LLC

                          By:  Shelbourne Properties III L.P, member manager

                               By:  Shelbourne Properties II GP, Inc.,
                                    General Partner

                                    By:
                                       -----------------------------------------


                          SHELBOURNE I 568 BROADWAY COMPANY LLC

                          By:  Shelbourne Properties I L.P, member manager

                               By:  Shelbourne Properties I GP, LLC,
                                    General Partner

                                    By:
                                       -----------------------------------------


                          SHELBOURNE II 568 BROADWAY COMPANY LLC

                          By:  Shelbourne Properties II L.P, member manager

                               By:  Shelbourne Properties II GP, LLC,
                                    General Partner

                                    By:
                                       -----------------------------------------

                             SHELBOURNE III 568 BROADWAY COMPANY LLC

                             By:  Shelbourne Properties III L.P, member manager

                                  By:  Shelbourne Properties II GP, Inc.,
                                       General Partner

                                       By:
                                          --------------------------------------

                                    Exhibit A


--------------------------------------------------------------------------------
Account Parties
--------------------------------------------------------------------------------
Shelbourne Richmond Company, LLC
--------------------------------------------------------------------------------
Shelbourne Matthews Company LLC
--------------------------------------------------------------------------------
Shelbourne Las Vegas Company LLC
--------------------------------------------------------------------------------
Century Park I Joint Venture
--------------------------------------------------------------------------------
Seattle Landmark Joint Venture
--------------------------------------------------------------------------------
Tri-Columbus Associates
--------------------------------------------------------------------------------
568 Broadway Joint Venture
--------------------------------------------------------------------------------
Shelbourne Properties I LP
--------------------------------------------------------------------------------
Shelbourne Properties II LP
--------------------------------------------------------------------------------
Shelbourne Properties III LP
--------------------------------------------------------------------------------
Shelbourne I Century Park Company LLC
--------------------------------------------------------------------------------
Shelbourne II Century Park Company LLC
--------------------------------------------------------------------------------
Shelbourne I Seattle Landmark Company LLC
--------------------------------------------------------------------------------
Shelbourne II Seattle Landmark Company LLC
--------------------------------------------------------------------------------
Shelbourne II Tri-Columbus Company LLC
--------------------------------------------------------------------------------
Shelbourne III Tri-Columbus Company LLC
--------------------------------------------------------------------------------
Shelbourne I 568 Broadway Company LLC
--------------------------------------------------------------------------------
Shelbourne II 568 Broadway Company LLC
--------------------------------------------------------------------------------
Shelbourne III 568 Broadway Company LLC
--------------------------------------------------------------------------------

                                    Exhibit B

--------------------------------------------------------------------------------------------------------------------
Account Parties                      Depository Account Number  Operating Account Number  Galaxy Account Number
--------------------------------------------------------------------------------------------------------------------
Shelbourne Properties I L.P.
--------------------------------------------------------------------------------------------------------------------
Shelbourne Properties II L.P.
--------------------------------------------------------------------------------------------------------------------
Shelbourne Properties III L.P.
--------------------------------------------------------------------------------------------------------------------
Tri-Columbus Associates
--------------------------------------------------------------------------------------------------------------------
568 Broadway Joint Venture
--------------------------------------------------------------------------------------------------------------------
Century Park I Joint Venture
--------------------------------------------------------------------------------------------------------------------
Seattle Landmark Joint Venture
--------------------------------------------------------------------------------------------------------------------

                                    Exhibit C

--------------------------------------------------------------------------------------------------------------------
Other Party                    Shelbourne Properties I      Shelbourne                  Shelbourne Properties III
                               L.P.                         Properties II L.P.          L.P. (Percentage)
                               (Percentage)                 (Percentage)
--------------------------------------------------------------------------------------------------------------------
Century Park Joint Venture     50%                          50%
--------------------------------------------------------------------------------------------------------------------
Seattle Landmark Joint         50%                          50%
Venture
--------------------------------------------------------------------------------------------------------------------
Tri-Columbus Associates                                     20.66%                      79.34%
--------------------------------------------------------------------------------------------------------------------
568 Broadway Joint Venture     38.925%                      38.925%                     22.15%
--------------------------------------------------------------------------------------------------------------------